Exhibit 99.1

Stem, Inc. – Market Leader in AI-Driven Clean Energy Storage Systems – to Combine with Star Peak, Creating First Public Pure Play Smart Energy Storage Company

•	Stem, Inc. to become publicly listed through business combination with Star Peak Energy Transition Corp. (NYSE: STPK).
•	Founded in 2009, Stem is an energy storage leader that offers customers a complete solution of integrated battery storage systems, network integration and battery optimization via its proprietary AI-driven software platform called Athena™.

•	Stem delivers significant customer value by lowering energy costs, stabilizing the grid, alleviating intermittency and reducing carbon emissions – addressing electric grid constraints and driving the rapid global transition to zero carbon, renewable generation.

•	Transaction to provide up to $608 million in gross proceeds, comprised of Star Peak’s $383 million of cash held in trust, assuming no redemptions, and a $225 million fully-committed common stock PIPE at $10.00 per share, including investments from funds and accounts managed by BlackRock, Van Eck Associates Corporation, Adage Capital Management, L.P., Electron Capital Partners, and Senator Investment Group.
•	Following the expected first quarter 2021 transaction close, the combined company will have an estimated equity value of approximately $1.35 billion and will remain listed on the New York Stock Exchange under the new ticker symbol “STEM.”
•	All Stem shareholders will roll 100% of their equity holdings into the new public company.
•	Transaction positions Stem to capitalize on significant growth opportunities, expand globally and continue to advance its Athena™ software platform.
•	Stem’s energy storage systems address a $1.2 trillion market opportunity, and offers investors a unique ESG opportunity to invest in a pure play clean energy company helping to revolutionize the electric grid.

MILLBRAE, Calif. (December 4, 2020) – Stem, Inc., (“Stem” or “the Company”), a global leader in artificial intelligence (AI)-driven clean energy storage systems, and Star Peak Energy Transition Corp. (“Star Peak”) (NYSE: STPK), a publicly-traded special purpose acquisition company, announced today a definitive agreement for a business combination that will result in Stem becoming a public company. Upon closing of the transaction, the combined company will be named Stem and remain listed on the New York Stock Exchange under the new ticker symbol “STEM.” The combined company will be led by John Carrington, Chief Executive Officer of Stem.

Founded in 2009, Stem is an industry leading provider of AI-driven energy storage systems and market leader in the clean energy ecosystem. The Company generates revenue by providing customers with integrated energy storage systems, long-term recurring software services and energy market participation through its proprietary software platform, called Athena™, which enables AI-automated system operations. The Company empowers its customers and partners to optimize energy usage by automatically switching between battery power, onsite generation and grid power. Its storage solutions address a $1.2 trillion opportunity for leading fortune 500 companies, commercial and industrial customers, independent power producers and renewable asset owners, among others.

Stem’s smart energy storage technology solves many of the challenges facing today’s dynamic power market and is well positioned to manage the increasing decentralization and democratization of the electric grid, significantly accelerating renewable growth and virtual power plants. Stem’s network of energy storage systems supports utilities in reducing the dependency on conventional power sources. The network helps alleviate grid intermittency issues and promotes the adoption of renewable energy generation as a replacement for fossil fuels while supporting customers in meeting their ESG goals.

Management Commentary:

John Carrington, Chief Executive Officer of Stem, commented, “This transaction is transformative for us and we expect it to significantly accelerate our growth. Stem is a market leader and our Athena™ software platform is proven in the U.S., Japan and Canadian markets, and this merger will enable expansion to several additional global markets. Our systems deliver value to our customers by lowering energy costs, enhancing renewable returns, and meeting ESG and sustainability goals, while increasing grid reliability. We are excited to partner with the Star Peak team and share a collective vision. The balance sheet strength of the combined company will empower Stem to expand its technological leadership and geographic reach. We look forward to creating long-term value for our customers, employees and shareholders as a public company.”

Mike Morgan, Chairman of Star Peak who will join Stem’s Board of Directors, said, “Stem is a leader in one of the fastest growing markets in clean energy and the first pure play smart energy storage company to go public. Stem and its highly experienced management team perfectly align with Star Peak’s mission to provide growth capital to a market-leading business focused on climate change initiatives, emissions reductions and energy efficiency. In support of global decarbonization objectives, the entire power grid is being decentralized and democratized. We believe Stem is at the epicenter of this clean energy transition and its AI-driven software systems will be critical in accelerating renewables adoption and addressing climate change.”

Eric Scheyer, Chief Executive Officer of Star Peak, commented, “Stem is an exceptional investment opportunity. We completed an extensive due diligence process and view Stem as a market leader in one of the most exciting segments of the clean energy ecosystem. The Star Peak team has significant experience investing in the broader energy infrastructure, renewables and technology sectors, and we believe Stem represents a highly compelling opportunity to capitalize on the scarcity of high-quality, public clean energy companies with attractive ESG characteristics, significant scale and visible growth.”

Stem Investment Highlights:

•	Large addressable market and strong macroeconomic tailwinds – the global energy storage market is expected to increase approximately 25-fold by 2030, driven by the convergence of two technologies (i) low-cost renewable generation and (ii) rapid reduction in battery costs and improving efficiency. The energy storage market is expected to grow materially faster than solar and wind generation.

•	Market and technology leader:

o   More than 600 MWh of storage capacity commissioned since 2014.

o   Over 900 systems operating or contracted with Stem’s proprietary Athena™ software platform, in more than 200 cities and representing approximately 1 GWh of storage capacity.

o   75% market share in the California commercial and industrial storage market, the largest energy storage market in the U.S.

o   First mover AI software platform has operated globally with over 40 utilities and 16 million runtime hours across its customer base.

•	Balance sheet supports significant market expansion – strong balance sheet with approximately $525 million of cash to fully finance all U.S. and international forecasted growth.

•	Highly visible growth – strong backlog and long-dated recurring software revenue streams enhance near-term revenue visibility.

•	Capital light business model – AthenaTM AI-driven software leads to strong operating leverage with low expected capital intensity.

•	Pure play clean energy company with attractive ESG characteristics – Stem facilitates rapid adoption of renewables and supports customer sustainability goals.

Transaction Overview

The business combination values the combined company at a $1.35 billion pro forma equity value, at a price of $10.00 per Star Peak share and assuming no redemptions by Star Peak shareholders. The transaction will provide $608 million of gross proceeds to the company, assuming no redemptions, including a $225 million fully committed common stock PIPE at $10.00 per share anchored by existing and new investors, including funds and accounts managed by BlackRock, Van Eck Associates Corporation, Adage Capital Management, L.P., Electron Capital Partners, and Senator Investment Group.

The Boards of Directors of each of Stem and Star Peak have unanimously approved the transaction. The transaction will require the approval of the stockholders of both Stem and Star Peak, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the first quarter of 2021. All Stem shareholders will roll 100% of their equity holdings into the new public company.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Star Peak with the Securities and Exchange Commission and will be available on the Stem investor relations page at www.stem.com/investors and at www.sec.gov.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Star Peak. Goldman Sachs & Co. LLC and Credit Suisse Securities (USA) LLC are serving as joint capital markets advisors to Star Peak and serving as co-placement agents on the PIPE offering. Kirkland & Ellis LLP is serving as legal advisor to Star Peak. Morgan Stanley & Co. LLC is serving as lead financial advisor to Stem, Nomura Greentech is serving as a financial advisor to Stem, and Gibson, Dunn & Crutcher LLP as well as Wilson, Sonsini, Goodrich & Rosati are serving as legal advisors to Stem.

Investor Conference Call Information

Star Peak and Stem will host a joint investor conference call to discuss the proposed transaction Friday, December 4, 2020 at 8:30am ET.

Interested parties may listen to the prepared remarks call via telephone by dialing 877-407-0784, or for international callers, 201-689-8560. A telephone replay will be available until December 18, 2020 by dialing 844-512-2921, or for international callers, 412-317-6671 and entering the passcode 13713852.

About Stem

Stem provides solutions that address the challenges of today’s dynamic energy market. By combining advanced energy storage solutions with Athena™, a world-class artificial intelligence (AI)-powered analytics platform, Stem enables customers and partners to optimize energy use by automatically switching between battery power, onsite generation and grid power. Stem’s solutions help enterprise customers benefit from a clean, adaptive energy infrastructure and achieve a wide variety of goals, including expense reduction, resilience, sustainability, environmental and corporate responsibility and innovation. Stem also offers full support for solar partners interested in adding storage to standalone, community or commercial solar projects – both behind and in front of the meter.

Headquartered in Millbrae, Calif., Stem is directly funded by a consortium of leading investors including Activate Capital, Angeleno Group, BNP Paribas, Constellation Technology Ventures, Copec, Iberdrola (Inversiones Financieras Perseo), GE Ventures, Magnesium Capital, Mithril Capital Management, Mitsui & Co. LTD., Ontario Teachers’ Pension Plan, RWE Supply & Trading, Temasek and Total Energy Ventures. For more information, visit www.stem.com.

About Star Peak Energy Transition Corp.

Star Peak is a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Star Peak is led by a management team with extensive experience investing in the energy, energy infrastructure and renewables sectors, including Chairman, Michael Morgan and Chief Executive Officer, Eric Scheyer. Michael Morgan is Chairman and Chief Executive Officer at Triangle Peak Partners LP and currently serves as a director of Sunnova Energy International (NYSE: NOVA) and lead director of Kinder Morgan, Inc. (NYSE: KMI), one of the largest energy infrastructure companies in North America, a company he joined at its founding in 1997. Eric Scheyer is a Partner at Magnetar and has served as the Head of the Magnetar Energy and Infrastructure Group since its inception in 2005. For more information, visit www.starpeakcorp.com.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of Star Peak or Stem’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “or“ or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Star Peak and its management, and Stem and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against Star Peak, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Star Peak, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the NYSE’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Stem as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Stem or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Stem’s estimates of its financial performance; 12) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; and 13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Star Peak’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Stark Peak nor Stem undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Important Information for Investors and Stockholders

In connection with the proposed transaction, Star Peak will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of Star Peak’s common stock in connection with Star Peak’s solicitation of proxies for the vote by Star Peak’s stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Stem’ stockholders in connection with the proposed transaction. After the Registration Statement has been filed and declared effective, Star Peak will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Star Peak, Stem and the proposed transaction. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Star Peak through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Star Peak Energy Transition Corp., 1603 Orrington Ave., 13 Floor, Evanston, IL 60201. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Use of Projections

This press release contains financial forecasts of Stem. Neither Stem’s independent auditors, nor the independent registered public accounting firm of Star Peak, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. These projections should not be relied upon as being necessarily indicative of future results. The projected financial information contained in this press release constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Participants in the Solicitation

Star Peak and its directors and officers may be deemed participants in the solicitation of proxies of Star Peak’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Star Peak’s executive officers and directors in the solicitation by reading Star Peak’s final prospectus filed with the SEC on August 19, 2020, the registration statement / proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Star Peak’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the registration statement / proxy statement relating to the business combination when it becomes available.

Investor Contact – Stem

Marc Silverberg, ICR, Inc.

stemIR@icrinc.com

Media Contact – Stem

Cory Ziskind, ICR, Inc.

stemPR@icrinc.com

Contact – Star Peak

Tricia Quinn

Courtney Kozel

info@starpeakcorp.com

847 905 4400

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